Intangible Assets, Net	12 Months Ended
Dec. 31, 2017
Intangible Assets, Net
Intangible Assets, Net

9. Intangible Assets, Net

	As of December 31, 2016				As of December 31, 2017
	Cost	Accumulated amortization (Note a)	Impairment	Net amount	Cost	Accumulated amortization (Note a)	Impairment	Net amount
	RMB	RMB	RMB	RMB	RMB	RMB	RMB	RMB
Domain names	15,927	(15,927)	—	—	15,040	(15,040)	—	—
Customer Relationships	313,303	(202,418)	—	110,885	313,303	(287,142)	—	26,161
Trademarks	898,514	(611,359)	—	287,155	888,370	(850,562)	—	37,808
Non-compete agreement	70,127	(67,102)	—	3,025	70,127	(70,127)	—	—
Payment license (Note b)	319,660	—	—	319,660	319,660	—	—	319,660
Others	29,782	(8,453)	(16,907)	4,422	45,035	(10,763)	(16,907)	17,365

Total	1,647,313	(905,259)	(16,907)	725,147	1,651,535	(1,233,634)	(16,907)	400,994

Note:

a.

Amortization expenses for intangible assets were RMB289,644, RMB363,977 and RMB340,816 for the years ended December 31, 2015, 2016 and 2017, respectively. The Group expects to record amortization expenses of RMB47,146, RMB3,059, RMB2,360, RMB1,602 and RMB1,271 for the years ending December 31, 2018, 2019, 2020, 2021 and 2022 respectively.

b.

Payment license enables the Group to provide payment services and qualifies as a paying institution, has a legal life of 5 years. The Group renewed the license during the year ended December 31, 2017 and the expiry date will be June 2022. The Group believes it would be able to renew the payment license at minimal cost continuously and has the ability to do so. As a result, the payment license is considered by the Group as having an indefinite life because it is expected to contribute to net cash inflow indefinitely.